UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2010
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01	Financial Statements and Exhibits	3

Exhibit 10.1

i

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 21, 2010, the Compensation Committee of the Board of Directors (the “Committee”) of Ixia (the “Company”) approved the Ixia 2010 Executive Officer Bonus Plan (the “2010 Bonus Plan”) under which the executive officers of the Company are eligible to earn cash bonuses based on their individual target bonus opportunities. The target bonus opportunities are established as a percentage of an officer’s base salary and are 100% in the case of Atul Bhatnagar, our President and Chief Executive Officer, 70% in the case of Errol Ginsberg, our Chief Innovation Officer, and 60% in the case of each of Thomas B. Miller, our Chief Financial Officer, Victor Alston, our Senior Vice President, Product Development and Alan Grahame, our Senior Vice President, Worldwide Sales (collectively, our “named executive officers”).
     Each executive officer is eligible to earn both a Company bonus (a “2010 Company Bonus”) and an individual bonus (a “2010 Individual Bonus”). The Company Bonus is based on the degree to which the Company achieves annual revenue and adjusted operating income goals for 2010 which were approved by the Committee, while the Individual Bonus is based on the degree to which an executive officer achieves certain individual objectives assigned to him for 2010 and approved by the Committee.
     Under the terms of the 2010 Bonus Plan, each of our executive officers who is employed by us at December 31, 2010, will be eligible to earn a 2010 Company Bonus equal to a percentage depending on the officer’s title and the Company’s financial performance as measured by the degree to which the Company achieves the pre-set revenue and adjusted operating income goals for 2010. If the Company achieves 100% of the Company’s target revenues and adjusted operating income goals, then Messrs. Bhatnagar, Ginsberg, Miller, Alston and Grahame are eligible for a 2010 Company Bonus equal to 75%, 52.5%, 45%, 45% and 45% of his annual base salary, respectively (these percentages correspond to the target award level for the 2010 Company Bonus based on financial performance). If the Company exceeds its 2010 target revenue and adjusted operating income goals, then our executive officers have an opportunity to earn higher bonuses based on the level of revenue and adjusted operating income achieved (up to a maximum of 135.0%, in the case of Mr. Bhatnagar; up to a maximum of 94.5%, in the case of Mr. Ginsberg; and up to a maximum of 81.0%, in the case of each of Messrs. Miller, Alston and Grahame, of his base salary). 2010 Company Bonuses will only be paid if the Company’s annual revenue and/or adjusted operating income for 2010 exceed the minimum or threshold revenue and/or operating income goals and will be calculated in a manner prescribed by the 2010 Bonus Plan.
     For purposes of our 2010 Bonus Plan, “adjusted operating income” is defined as our income from continuing operations under generally accepted accounting principles calculated on a consolidated basis before income taxes, interest and other income but after any bonuses payable under our 2010 officer and employee bonus plans and excluding the effects of equity incentive compensation expense, restructuring charges, officer severance compensation, impairment charges, acquisition-related amortization and other M&A-related charges or income and similar charges or income.
     The 2010 Bonus Plan also provides that if 2010 Company Bonuses are payable or paid and the Company’s consolidated financial statements for 2010 are restated to reflect less favorable results than those used for determining the 2010 Company Bonuses, the Committee can in its discretion determine that all or a part of the 2010 Company Bonuses will not be paid or will be recovered from the officers who have received them.
     Our executive officers are also eligible to receive a 2010 Individual Bonus based on a determination of the degree to which they achieve individual objectives which have been assigned to them. The maximum amount of the 2010 Individual Bonus payable to our named executive officers ranges, depending on the officer’s title, from 15% to 25% of annual base salary (i.e., 25% in the case of Mr. Bhatnagar; 17.5% in the case of Mr. Ginsberg; and 15% in the case of Messrs. Miller, Alston and Grahame).
     Executive officers are entitled to receive Company or Individual Bonuses under the 2010 Bonus Plan only if they are employed by the Company or one of its subsidiaries as an eligible officer on the date on which the bonuses are payable, unless the requirement is waived. If an executive officer commences employment as an eligible officer after January 1, 2010 but prior to October 1, 2010, then any bonuses payable for 2010 are subject to pro rata adjustment in accordance with the provisions of the 2010 Bonus Plan. If an executive officer commences employment as an eligible officer during the fourth calendar quarter of 2010, then the officer will not be eligible to receive any bonuses under the 2010 Bonus Plan, but can receive a discretionary bonus in recognition of his or her individual contributions or achievements during 2010.
     The target amounts of the 2010 Company and Individual Bonuses which are payable under the 2010 Bonus Plan to our named executive officers if the Company achieves the target financial goals and the officers achieve 100% of their individual objectives, are as follows:
Target Bonuses

		Target	Target
		2010	2010	Target 2010
Executive Officer	Title	Company Bonus*	Individual Bonus*	Total Bonus*
Atul Bhatnagar	President and Chief Executive Officer	$307,500	$102,500	$410,000
Errol Ginsberg	Chief Innovation Officer	196,875	65,625	262,500
Thomas B. Miller	Chief Financial Officer	123,750	41,250	165,000
Victor Alston	Senior Vice President, Product Development	130,500	43,500	174,000
Alan Grahame	Senior Vice President, Worldwide Sales	128,250	42,750	171,000

*	This amount is based on the named executive officer’s current annual base salary and is subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2011. The amount payable as a 2010 Company Bonus or a 2010 Individual Bonus will be calculated in part as a percentage of such officer’s annual base salary in effect at December 31, 2010.

     The maximum amounts of the 2010 Company and Individual Bonuses payable under the 2010 Bonus Plan to our named executive officers are as follows:
Maximum Bonuses

		Maximum	Maximum
		2010	2010	Maximum 2010
Executive Officer	Title	Company Bonus*	Individual Bonus*	Total Bonus*
Atul Bhatnagar	President and Chief Executive Officer	$553,500	$102,500	$656,000
Errol Ginsberg	Chief Innovation Officer	354,375	65,625	420,000
Thomas B. Miller	Chief Financial Officer	222,750	41,250	264,000
Victor Alston	Senior Vice President, Product Development	234,900	43,500	278,400
Alan Grahame	Senior Vice President, Worldwide Sales	230,850	42,750	273,600

*	This amount is based on the named executive officer’s current annual base salary and is subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2011. The amount payable as a 2010 Company Bonus or a 2010 Individual Bonus will be calculated in part as a percentage of such officer’s annual base salary in effect at December 31, 2010.
     In addition to the Company and Individual Bonuses payable under the 2010 Bonus Plan, the independent members of our Board of Directors have the discretion to award bonuses on a selective basis under the 2010 Bonus Plan in order to recognize individual contributions or achievements.
     The foregoing description of the 2010 Bonus Plan is qualified in its entirety by reference to the copy of the 2010 Bonus Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
The following Exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Ixia 2010 Executive Officer Bonus Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: April 27, 2010	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Ixia 2010 Executive Officer Bonus Plan